--------------------------------------------------------------------------------

HYPERION 1999 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:                                               January 9, 1998

     We welcome this opportunity to provide you with information about Hyperion 1999 Term Trust, Inc. (the 'Trust') for its fiscal year ended November 30, 1997. The Trust's shares are traded on the New York Stock Exchange ('NYSE') under the symbol 'HTT'.

DESCRIPTION OF THE TRUST

     The Trust is a closed-end investment company whose investment objectives are to attempt to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 1999. As we have reported in the past, there is no assurance that this investment objective can be met and the current market conditions leave it to be unlikely that the Trust will return $10.00 per share on its scheduled termination date. The Trust continues to invest in a portfolio primarily of mortgage-backed securities ('MBS') issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or other MBS rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch Investors Service, L.P.).

MARKET ENVIRONMENT

     The fixed income markets had a mixed year ending November 30, 1997. On the one hand, the strong economy and low level of unemployment kept the Federal Reserve Board's monetary policy with a bias towards raising interest rates. On the other hand, the low inflation environment, in which prices on most consumer goods increased slightly above 2.0%, caused interest rates on longer maturity assets to fall relative to shorter maturity securities. The economic problems in Asia will be the wild card going into 1998. The depth of Asia's problems will have global implications that will impact monetary policy over the near term.

     We are generally positive on interest rates and feel that there are a number of fundamental factors that support a lower interest rate range than has been experienced over the last few years. These factors include improving fiscal policy, declining government deficits, and a low level of global inflation.

     The decline in interest rates over the last few months has sent refinancing applications on residential mortgages dramatically higher. However, we believe that because of the volume of refinancing that occurred in 1993, the refinancing activity anticipated in 1998 will be lower than that of 1993.

PORTFOLIO STRATEGY AND PERFORMANCE


     The overall strategy with respect to the Trust has been twofold; first, manage the Trust's investment prepayment risk and, second, increase the Trust's allocation to securities that closely match the Trust's targeted termination date.

     To reduce the exposure to prepayment risk we have increased our allocation to commercial mortgage-backed securities and asset-backed securities collateralized by credit card receivables and manufactured housing loans. By incorporating these types of securities into the portfolio, prepayment protection is provided through loans on the underlying collateral. These securities have historically performed well in environments where prepayment rates on residential mortgage-backed securities increase as the underlying borrower's incentive to prepay the loans are much lower than with

--------------------------------------------------------------------------------

HYPERION 1999 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR  (CONTINUED)

--------------------------------------------------------------------------------

residential mortgage-backed securities. Over the year, the portfolio has increased its allocation to these sectors by 7%.

     Collateralized mortgage obligations ('CMOs') are another sector where unexpected prepayment risks can be reduced by ongoing active analysis of the holding and as such are currently held by the Trust for their prepayment stability.

     The more conservative classes of a CMO are typically planned amortization classes ('PAC CMOs'). Over the year, we have increased the portfolio's allocation to these securities by 15%. These PAC CMO's generally exhibit much less price volatility than non-PAC CMO's especially in times of falling interest rates.

     The Trust's total return for the six and twelve month periods ending November 30, 1997 were 6.05% and 12.90%, respectively. Total investment return is based upon the change in Net Asset Value of the Trust's shares and includes reinvestment of dividends. The current monthly dividend the Trust pays its shareholder is $0.03542 per share. The current yield of 6.18% on shares of the Trust is based on the NYSE closing price of $6.8750 on November 30, 1997.

     The Trust is currently managed with an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of 4.5 years, with the core assets having a duration of 3.1 years.

     The chart that follows shows the allocation of the Trust's holdings by asset category on November 30, 1997.

                         HYPERION 1999 TERM TRUST, INC.
               PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 1997*


                                 [PIE CHART]

U.S. Government Agency Pass-Through Certificates              38.4%
U.S. Government Agency Collateralized Mortgage Obligations    31.1%
U.S. Treasury Obligations                                     12.6%
Collateralized Mortgage Obligations                            8.8%
Asset-Backed Securities                                        5.5%
U.S. Government Agency Stripped Mortgage-Backed Securities     3.2%
Repurchase Agreement                                           0.3%
Municipal Zero Coupon Securities                               0.1%


* As a percentage of total investments.

--------------------------------------------------------------------------------

HYPERION 1999 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR  (CONCLUDED)

--------------------------------------------------------------------------------

CONCLUSION

     We appreciate the opportunity to serve your investment needs and we thank you for your continued support. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,


KENNETH C. WEISS
Chairman,
Hyperion 1999 Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.


CLIFFORD E. LAI
President,
Hyperion 1999 Term Trust, Inc.
Managing Director and Chief Investment Officer,
Hyperion Capital Management, Inc.

-------------------------------------------------------------------------------

HYPERION 1999 TERM TRUST,
INC.                                                    Principal
PORTFOLIO OF INVESTMENTS    Interest                     Amount       Value
November 30, 1997            Rate        Maturity        (000s)      (Note 2)

-------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS--124.7%
U.S. GOVERNMENT AGENCY PASS-THROUGH
  CERTIFICATES--56.1%
Federal Home Loan Mortgage
  Corporation
                              6.50 %     05/01/09       $  55,521  $ 55,434,524
                              8.00       08/01/24           2,876     2,975,511
                                                                   ------------
                                                                     58,410,035
                                                                   ------------
Federal National Mortgage
  Association
                              6.00       11/01/00          39,228    38,651,857
                              6.50   08/01/02-08/01/10     40,135    40,050,159
                              7.00   01/01/03-04/01/26     58,570    59,070,280
                              8.00       01/01/25          47,814    49,517,200
                                                                   ------------
                                                                    187,289,496
                                                                   ------------
Government National
  Mortgage Association
                              8.00       01/15/26           5,597     5,794,880
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH CERTIFICATES
  (Cost - $245,685,766)                                             251,494,411
                                                                   ------------
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  --45.5%
Federal Home Loan Mortgage
  Corporation
  Series 1684, Class D        5.35       11/15/14          20,000@   19,852,680
  Series 1490, Class PE       5.75       07/15/06           6,990     6,959,342
  Series 1634, Class PE       5.75       06/15/18           8,380@    8,306,952
  Series 1610, Class PE       6.00       04/15/17          35,016@   34,875,760
  Series 1517, Class E        6.00       04/15/18           2,000     1,984,874
  Series 1456, Class G        6.50       12/15/18          10,000     9,929,660
  Series 1722, Class PG       6.50       12/15/19          10,000    10,056,150
  Series 1453, Class S        6.71 +     01/15/00           4,091     4,047,174
  Series 1152, Class L        7.00       10/15/21          17,544@   17,499,368
  Series 1311, Class K        7.00       07/15/22           6,000     5,985,066

  Series 55, Class D          9.00       11/15/14             499       501,087
                                                                   ------------
                                                                    119,998,113
                                                                   ------------
Federal National Mortgage
  Association
  Series 1994-50, Class PD    5.85       09/25/17          48,000@   47,421,120
  Series 1996-53, Class PD    6.50       06/18/10          31,100@   31,221,539
  Series 1997-24, Class PJ    7.00       08/18/26           5,351     5,435,727
                                                                   ------------
                                                                     84,078,386
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost - $200,250,313)                                             204,076,499
                                                                   ------------
U.S. GOVERNMENT AGENCY STRIPPED MORTGAGE-BACKED SECURITIES--4.6%
INTEREST-ONLY SECURITY (C):
Federal National Mortgage
  Corporation
  Series 218, Class 2         7.50       04/01/23          13,323     3,788,654
PRINCIPAL-ONLY SECURITY:
Federal National Mortgage
  Association
  Series 267, Class 1           --       10/01/24          20,927    16,898,254
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY STRIPPED MORTGAGE-BACKED SECURITIES
  (Cost -  $18,558,086)                                              20,686,908
                                                                   ------------

-------------------------------------------------------------------------------

HYPERION 1999 TERM TRUST,
INC.
PORTFOLIO OF INVESTMENTS                                Principal
(CONTINUED)                 Interest                     Amount       Value
November 30, 1997            Rate        Maturity        (000s)      (Note 2)

-------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--18.5%
U.S. Treasury Notes           5.13 %     02/28/98       $   9,150@ $  9,138,563
                              5.88       10/31/98           8,000@    8,008,752
                              5.88       11/15/99           5,700     5,708,037
                              6.25       05/31/00           8,000@    8,080,000
                              7.75       12/31/99          25,000@   25,945,325
                              7.75       01/31/00          25,000@   25,972,650
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS (Cost - $82,689,418)                 82,853,327
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $547,183,583)    559,111,145
                                                                   ------------

-------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--8.0%
Chase Manhattan Credit
  Card Master Trust
  Series 1996-4, Class A      6.73       02/15/03           5,625     5,681,250
Green Tree Financial
  Corporation
  Series 1996-5, Class A4     7.15       07/15/27           4,500     4,614,610
IMC Home Equity Loan Trust
  Series 1997-3, Class A5     7.14       09/20/23           5,000     5,101,565
MBNA Master Credit Card
  Trust
  Series 1996-M, Class A      6.01 +     04/15/09           5,000     4,984,500
Neiman Marcus Group Credit
  Card Master Trust
  Series 1995-1, Class A      7.60       06/15/03          15,000    15,445,320
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost - $35,181,912)                                               35,827,245
                                                                   ------------

-------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS--12.9%
DLJ Mortgage Acceptance
  Corporation

  Series 1995-CF2, Class
    A1A                       6.65       12/17/27          10,290(a) 10,354,430
  Series 1993-MF10, Class
    A2                        7.20       07/15/03           8,870     9,150,655
                                                                   ------------
                                                                     19,505,085
                                                                   ------------
First Boston Mortgage
  Securities Corporation
  Series 1993-M1, Class 1A    6.75       09/25/06          24,249    24,481,110
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1995-C1, Class A     7.10 +     05/25/15           5,673     5,770,669
Prudential Home Mortgage
  Securities Co., Inc.
  Series 1993-61, Class A5    6.50       12/25/08           1,923     1,885,344
Residential Funding
  Mortgage Securities I,
  Inc.
  Series 1996-S7, Class
    A12                       7.00       03/25/26           6,000     5,994,245
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost - $57,558,703)                                               57,636,453
                                                                   ------------

-------------------------------------------------------------------------------

MUNICIPAL ZERO COUPON SECURITIES--0.2%
KANSAS
Kansas City Kansas,
  Utility System
  Revenue Bonds, AMBAC (b)
    (Cost - $879,592)         6.86       03/01/00             985       891,805
                                                                   ------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

HYPERION 1999 TERM TRUST,
INC.
PORTFOLIO OF INVESTMENTS                                Principal
(CONCLUDED)                 Interest                     Amount       Value
November 30, 1997            Rate        Maturity        (000s)      (Note 2)

-------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.4%
Dated 11/28/97, with State
  Street Bank and Trust
  Company; proceeds:
  $1,812,755;
  collateralized by
  $1,840,000
  U.S. Treasury Note,
  5.875%, due 10/31/98,
  value: $1,842,013
  (Cost - $1,812,000)         5.00 %     12/01/97       $   1,812  $  1,812,000
                                                                   ------------

-------------------------------------------------------------------------------

TOTAL INVESTMENTS--146.2%
  (Cost - $642,615,790)                                            $655,278,648
                                                                   ------------

LIABILITIES IN EXCESS OF OTHER ASSETS--(46.2%)                     (206,931,691)
                                                                   ------------

NET ASSETS--100.0%                                                 $448,346,957
                                                                   ------------
                                                                   ------------

-------------------------------------------------------------------------------

     @  Portion of or entire principal amount delivered as collateral for reverse repurchase agreements (Note 5)
     +  Variable Rate Security: Coupon rate is rate in effect at November 30, 1997
   (a)  Private Placement
   (b)  Zero Coupon Bond. Interest rate represents yield to maturity.
   (c)  Interest rate and principal amount are based on the notional amount of the underlying mortgage pools.
 AMBAC  American Municipal Bond Assurance Corporation

------------------
See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 1999 TERM TRUST, INC.
SECURITIES SOLD SHORT
November 30, 1997

--------------------------------------------------------------------------------

                                                        Principal
                            Interest                     Amount       Value
                             Rate        Maturity        (000s)      (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATION
U.S. GOVERNMENT AGENCY PASS-THROUGH CERTIFICATES
Federal National Mortgage
  Association
  (Cost - $25,851,562)        8.00%      01/01/99       $  25,000  $ 25,843,750
                                                                   ------------
-------------------------------------------------------------------------------

------------------

See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 1999 TERM TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES
November 30, 1997

--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $642,615,790) (Note 2)..............................................   $655,278,648
Cash............................................................................................            572
Receivable for investments sold and other receivables...........................................     25,907,118
Interest receivable.............................................................................      4,967,282
Prepaid expenses................................................................................         23,057
                                                                                                   ------------
          Total assets..........................................................................    686,176,677
                                                                                                   ------------

LIABILITIES:
Reverse repurchase agreements (Note 5)..........................................................    211,160,375
Securities sold short, at value (proceeds $25,851,562) (Note 2).................................     25,843,750
Interest payable for reverse repurchase agreements (Note 5).....................................        445,857
Investment advisory fee payable (Note 3)........................................................        184,959
Accrued expenses and other liabilities..........................................................         87,641
Interest payable for short sale (Note 2)........................................................         55,556
Administration fee payable (Note 3).............................................................         51,582
                                                                                                   ------------
          Total liabilities.....................................................................    237,829,720
                                                                                                   ------------

NET ASSETS (equivalent to $7.28 per share based on
  61,544,339 shares outstanding)................................................................   $448,346,957
                                                                                                   ------------
                                                                                                   ------------


COMPOSITION OF NET ASSETS:
Capital stock, at par (Note 6)..................................................................   $    615,443
Additional paid-in capital (Note 6).............................................................    581,437,252
Undistributed net investment income.............................................................     13,218,176
Accumulated net realized losses.................................................................   (159,594,584)
Net unrealized appreciation.....................................................................     12,670,670
                                                                                                   ------------
Net assets applicable to capital stock outstanding..............................................   $448,346,957
                                                                                                   ------------
                                                                                                   ------------

------------------

See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 1999 TERM TRUST, INC.
STATEMENT OF OPERATIONS
For the Year Ended November 30, 1997

--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 2):
  Interest.......................................................   $ 42,446,972
                                                                    ------------
EXPENSES:
  Investment advisory fee (Note 3)...............................      2,220,723
  Administration fee (Note 3)....................................        620,605
  Insurance......................................................        228,785
  Custodian......................................................        113,546
  Reports to shareholders........................................         91,227
  Transfer agency................................................         60,466
  Audit and tax services.........................................         56,400
  Registration...................................................         53,933
  Legal..........................................................         51,854
  Directors' fees................................................         46,000
  Amortization of organization expenses (Note 2).................          9,310
  Miscellaneous..................................................         42,453
                                                                    ------------
     Total operating expenses....................................      3,595,302
  Interest expense (Note 5)......................................      9,650,820
                                                                    ------------
     Total expenses..............................................     13,246,122
                                                                    ------------
  Net investment income..........................................     29,200,850
                                                                    ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENT, WRITTEN
  OPTION,
  FUTURES AND SHORT SALE TRANSACTIONS (NOTES 2 AND 4):
Net realized gains (losses) on:
  Investment transactions........................................      2,029,090
  Written option transactions....................................       (679,754)
  Futures transactions...........................................         89,965
  Short sale transactions........................................       (202,734)
                                                                    ------------
                                                                       1,236,567
                                                                    ------------
Net unrealized appreciation (depreciation) on:
  Investments....................................................     (2,178,624)
  Short sales....................................................        486,205
                                                                    ------------
                                                                      (1,692,419)
                                                                    ------------
Net realized and unrealized loss on investment, written option,

  futures and short sale transactions.... .......................       (455,852)
                                                                    ------------
Net increase in net assets resulting from operations.............   $ 28,744,998
                                                                    ------------
                                                                    ------------

------------------

See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 1999 TERM TRUST, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     For the Year    For the Year
                                                        Ended        Ended
                                                     November 30,    November 30,
                                                         1997        1996

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income...........................   $ 29,200,850    $ 32,221,843
  Net realized gain (loss) on investment, written
     option, futures
     and short sale transactions..................     (1,236,567)    (20,553,781)
  Net unrealized depreciation on investments and
     short sales..................................     (1,692,419)     (4,246,112)
                                                     ------------    ------------
  Net increase in net assets resulting from
     operations...................................     28,744,998       7,421,950
                                                     ------------    ------------

DIVIDENDS TO SHAREHOLDERS:
  Net investment income...........................    (27,436,642)    (29,971,083)
                                                     ------------    ------------

CAPITAL STOCK TRANSACTIONS (Note 6):
  Cost of Trust shares repurchased and retired....     (8,477,023)     (2,015,134)
                                                     ------------    ------------
          Total decrease in net assets............     (7,168,667)    (24,564,267)


NET ASSETS:
  Beginning of year...............................    455,515,624     480,079,891
                                                     ------------    ------------
  End of year (including undistributed net
     investment income
     of $13,218,176 and $11,453,968,
     respectively)................................   $448,346,957    $455,515,624
                                                     ------------    ------------
                                                     ------------    ------------

------------------

See notes to financial statements.

--------------------------------------------------------------------------------

THE HYPERION 1999 TERM TRUST, INC.
STATEMENT OF CASH FLOWS
For the Year Ended November 30, 1997

--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH:
Cash flows used for operating activities:
  Interest received (excluding net amortization of $306,802)...   $ 40,895,018
  Interest expense paid........................................     (9,366,298)
  Operating expenses paid......................................     (3,609,048)
  Purchase of short-term portfolio investments, including
     options, net..............................................     (1,848,223)
  Purchase of long-term portfolio investments and short
     covers....................................................   (537,211,627)
  Proceeds from disposition of long-term portfolio investments,
     short sales and principal paydowns........................    509,821,899
  Net cash provided from futures transactions..................         89,965
                                                                  ------------
  Net cash used for operating activities.......................     (1,228,313)
                                                                  ------------
Cash flows provided from financing activities:
  Net cash provided from reverse repurchase agreements.........     37,826,375
  Cash dividends paid..........................................    (27,709,597)
  Cash used to repurchase and retire Trust Shares..............     (8,888,302)
                                                                  ------------
  Net cash provided from financing activities..................      1,228,476
                                                                  ------------
Net increase in cash...........................................            163
Cash at beginning of year......................................            409
                                                                  ------------
Cash at end of year............................................   $        572
                                                                  ------------
                                                                  ------------


RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:
Net increase in net assets resulting from operations...........   $ 28,744,998
                                                                  ------------
  Increase in investments......................................     (6,233,441)
  Net unrealized depreciation on investments...................      1,692,419
  Decrease in interest receivable..............................        642,890
  Decrease in other assets.....................................     24,145,676
  Decrease in other liabilities................................    (50,220,855)
                                                                  ------------
          Total adjustments....................................    (29,973,311)
                                                                  ------------
Net cash used for operating activities.........................   $ (1,228,313)
                                                                  ------------
                                                                  ------------

------------------

See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 1999 TERM TRUST, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                               For the Year    For the Year    For the Year    For the Year    For the Year
                                                  Ended           Ended           Ended           Ended        Ended
                                               November 30,    November 30,    November 30,    November 30,    November 30,
                                                   1997            1996            1995            1994        1993

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of the year......     $   7.25        $   7.61        $   7.72        $   7.02        $   8.77
                                               ------------    ------------    ------------    ------------    ------------
Net investment income.......................         0.47            0.52            0.51            0.68            0.72
Net realized and unrealized gains (loss) on
  investment, written option, futures and
  short sale transactions...................        (0.01)          (0.40)          (0.10)           0.58           (1.73)
                                               ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net asset
  value resulting from operations...........         0.46            0.12            0.41            1.26           (1.01)
                                               ------------    ------------    ------------    ------------    ------------
Net effect of shares repurchased............         0.01              --              --              --              --
Dividends from net investment income........        (0.44)          (0.48)          (0.52)          (0.56)          (0.74)
                                               ------------    ------------    ------------    ------------    ------------
Net asset value, end of year................     $   7.28        $   7.25        $   7.61        $   7.72        $   7.02
                                               ------------    ------------    ------------    ------------    ------------
                                               ------------    ------------    ------------    ------------    ------------
Market price, end of year...................     $  6.875        $   6.50        $   6.50        $  6.875        $   6.75
                                               ------------    ------------    ------------    ------------    ------------
                                               ------------    ------------    ------------    ------------    ------------
TOTAL INVESTMENT RETURN+....................        12.90%           7.53%           1.91%          10.29%         (26.53)%


RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTARY DATA:
Net assets, end of year (000s)..............     $448,347        $455,516        $480,080        $487,264        $444,024
Operating expenses..........................         0.81%           0.83%           0.96%           0.83%           0.76%
Interest expense............................         2.17%           2.27%           2.50%           1.69%           1.61%
Total expenses..............................         2.98%           3.10%           3.46%           2.52%           2.37%
Net investment income.......................         6.57%           7.05%           6.55%           9.07%           8.98%
Portfolio turnover rate.....................           50%            135%            473%            745%          1,175%

------------------

+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of sales loads or brokerage commissions.

------------------

See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 1999 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS
November 30, 1997

--------------------------------------------------------------------------------

1. THE TRUST:

Hyperion 1999 Term Trust, Inc. (the 'Trust'), which was incorporated under the laws of the State of Maryland on November 22, 1991, is registered under the Investment Company Act of 1940 (the '1940 Act') as a diversified, closed-end management investment company. The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 1999 and thereafter to terminate.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 1999. The Advisor presently intends to manage the portfolio for the remaining term of the Trust in a manner that attempts to achieve the Trust's objectives, but there is no assurance that these investment objectives can be achieved; indeed, under current market conditions it will be extremely difficult for the Trust to achieve its objective to return $10.00 per share by its scheduled termination date, November 30, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current ask price for short positions. The Trust values mortgage-backed securities ('MBS') and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased: The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a

--------------------------------------------------------------------------------

HYPERION 1999 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1997

--------------------------------------------------------------------------------

loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales:  The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by 'marking-to-market' on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to adjust the portfolio for fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.


Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at

--------------------------------------------------------------------------------

HYPERION 1999 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1997

--------------------------------------------------------------------------------

value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the 'Advisor') is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS:

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the 'Administrator'). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million.


Certain officers and/or directors of the Trust are officers and/or directors of the Advisor and Administrator.

4. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended November 30, 1997 were $221,076,008 and $199,522,879, respectively. Purchases and sales of U.S. Government securities, for the year ended November 30, 1997 were $265,655,561 and $233,337,466, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

The federal income tax basis of the Trust's investments at November 30, 1997 was $642,615,790 and, accordingly, net unrealized appreciation for federal income tax purposes was $12,662,858 (gross unrealized appreciation--$13,566,590; gross unrealized depreciation--$903,732). At tax year end May 31, 1997, the Trust had a capital loss carryforward of $163,999,497 of which $25,334,582 expires in 2001, $80,484,434 expires in 2002, $2,139,679 expires in 2003, $44,548,231 expires in 2004, and $11,492,571 expires in 2005, available to offset any future capital gains. However, if the Trust terminates as expected in 1999, the capital loss carryforward must be utilized by 1999 in order for shareholders to realize a benefit.

5. BORROWINGS:

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the

--------------------------------------------------------------------------------

HYPERION 1999 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
November 30, 1997


--------------------------------------------------------------------------------

proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 1997, the Trust had the following reverse repurchase agreements outstanding:

                                         MATURITY IN
                                       ZERO TO 30 DAYS
                                       ---------------
Maturity Amount, including Interest
  Payable...........................    $ 211,930,430
                                       ---------------
Market Value of Assets Sold
  Under Agreements..................    $ 212,512,361
                                       ---------------
Weighted Average Interest Rate......            5.63%
                                       ---------------

The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 1997, was $174,253,331 at a weighted average interest rate of 5.54%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $221,003,375, as of November 17, 1997, which was 32.0% of total assets.

6. CAPITAL STOCK:

There are 75 million shares of $.01 par value common stock authorized. Of the 61,544,339 shares outstanding at November 30, 1997, the Advisor owned 25,639 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 9.5 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of November 30, 1997, 1,716,300 shares have been repurchased pursuant to this program at a cost of $11,496,971 and an average discount of 6.86% from its net asset value. For the year ended November 30, 1997, 1,265,500 shares have been repurchased at a cost of $8,477,023 and an average discount of 6.23% from its net asset value. For the year ended November 30, 1996, 302,800 shares had been repurchased at a cost of $2,015,134, at an average discount of 7.89%. All shares repurchased have been retired.

7. FINANCIAL INSTRUMENTS:

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no open futures or written option contracts at November 30, 1997.

8. LITIGATION:

During the months of October and November 1993, purported class action lawsuits were instituted against the Trust and its directors, officers and underwriters by certain shareholders of the Trust in the United States District Court, Southern District of New York. The plaintiffs in those actions generally alleged that the defendants made inadequate and misleading disclosure in the registration statement and prospectus for the Trust, in particular, as such disclosure relates to the nature and risks of 'interest-only mortgage strip securities' and the Trust's investments in those instruments. A Pre-Trial Order of Consolidation dated December 27, 1993 consolidated these and other actions under the consolidated caption In re: Hyperion Securities Litigation Master File No. 93-CIV-7179 (MBM). Pursuant to the terms of the Order of Consolidation, one consolidated amended complaint was served upon the Trust and the other defendants which superseded all other complaints previously filed. The Advisor was added as a defendant in that complaint. On April 8, 1994, the defendants moved to dismiss the consolidated complaint. Pursuant to an order dated October 3, 1994, the Court stayed all discovery in the Action except for certain limited document discovery. In November 1994, while the motion to dismiss was still pending, plaintiffs filed a second consolidated amended complaint which superseded the first amended complaint. The allegations in the second

--------------------------------------------------------------------------------

HYPERION 1999 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
November 30, 1997

--------------------------------------------------------------------------------

consolidated amended complaint relate to the accuracy of the defendants' representations to investors about the Trust's investment objectives, and level and adequacy of the disclosure in the prospectus for the Trust used in connection with its initial public offering. Defendants moved to dismiss the second consolidated amended complaint in December 1994. Judge Michael B. Mukasey issued an opinion and order dated July 12, 1995 dismissing the second consolidated amended complaint without leave to replead. The plaintiffs filed a motion to reargue on July 27, 1995 and Judge Mukasey denied the motion to reargue on September 6, 1995. Plaintiffs filed a notice of appeal to the U.S.

Court of Appeals for the Second Circuit on August 17, 1995. On October 15, 1996, a three judge panel of the Court of Appeals for the Second Circuit in a two to one vote affirmed Judge Michael B. Mukasey's July 12, 1995 opinion and order dismissing with prejudice plaintiffs' second consolidated amended complaint for failure to identify any misrepresentations or misleading omissions in the registration statement and prospectus for the Trust. Appellants filed a petition for rehearing and suggestion for rehearing en banc by the entire appellate court on October 29, 1996. On January 7, 1997, the appellate court denied the appellants' petition for rehearing en banc. On April 7, 1997, plaintiffs filed a petition for a writ of certiorari in the Supreme Court of the United States. On May 8, 1997, the defendants filed briefs in opposition to the petition for a writ of certiorari in the Supreme Court of the United States. On June 9, 1997, the Supreme Court of the United States denied the petition for a writ of certiorari in Hyperion Securities Litigation (under the name Marilyn Olkey, et al v. Hyperion 1999 Term Trust, Inc., et al), and no further appeals are possible.

Pursuant to the Underwriting Agreement between the Trust and its underwriters, the Trust and the Advisor have jointly and severally agreed to indemnify the underwriters for their liabilities, losses and costs directly related to certain contents of the prospectus and registration statement of the Trust. The underwriters have provided notification to the Trust and the Advisor that they intend to exercise their rights of indemnification in the event that they are subject to liabilities, costs or losses that are covered by the indemnity. In addition, pursuant to the Investment Advisory Agreement between the Trust and the Advisor, the Advisor is indemnified for all of its liabilities, losses and costs in connection with any matter involving the Trust, except for actions relating to the gross negligence, willful malfeasance or fraud of the Advisor. In addition, the Trust's Articles of Incorporation provide for the indemnification of its Directors. The Trust's Directors and Advisor have also notified the Trust of their intention to seek indemnification. The Trust has incurred litigation expenses for the year ended November 30, 1997 to the indemnified parties noted above, based upon amounts which are deemed reimbursable in accordance with the indemnification provisions. Pursuant to these indemnification provisions, the Trust reimbursed $46,924 of litigation expenses to the Advisor during the year ended November 30, 1997. This amount was previously advanced by the Advisor on behalf of the Trust, its directors, certain of its officers and underwriters. The Trust has included these amounts in legal fees.

9. SUBSEQUENT EVENTS:

The Trust's Board of Directors declared the following regular monthly dividends:

 DIVIDEND      RECORD      PAYABLE
PER SHARE       DATE         DATE
----------    --------     --------
$0.03542      12/22/97     12/31/97
$0.03542      12/30/97     01/29/98

                                       17

--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
HYPERION 1999 TERM TRUST, INC.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Hyperion 1999 Term Trust, Inc. as of November 30, 1997, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended November 30, 1997 and 1996 and the financial highlights for each of the years in the five-year period ended November 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Hyperion 1999 Term Trust, Inc. at November 30, 1997, the results of its operations, its cash flows, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York

January 9, 1998


--------------------------------------------------------------------------------

                                TAX INFORMATION

--------------------------------------------------------------------------------

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (November 30, 1997) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 14.13% of the Trust's distributions were earned from U.S. Treasury obligations. None of the Trust's distributions qualify for the dividends received deduction available to corporate shareholders.

Because the Trust's fiscal year is not the calendar year, another notification will be sent with respect to calendar 1997. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1998. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Trust.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the 'Plan') is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the 'Plan Agent') in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

--------------------------------------------------------------------------------

HYPERION 1999 TERM TRUST, INC.
SELECTED QUARTERLY FINANCIAL DATA
(unaudited)

--------------------------------------------------------------------------------

                                                                         NET REALIZED AND
                                                                         UNREALIZED GAINS
                                                                             (LOSSES)                NET INCREASE
                                                                      ON INVESTMENT, WRITTEN      (DECREASE) IN NET
                                                  NET INVESTMENT        OPTION, FUTURES AND        ASSETS RESULTING
                                                      INCOME          SHORT SALE TRANSACTIONS      FROM OPERATIONS
                                   TOTAL      ----------------------  -----------------------  ------------------------
QUARTER ENDED                      INCOME       AMOUNT     PER SHARE     AMOUNT     PER SHARE     AMOUNT     PER SHARE*
----------------------------------------------------------------------------------------------------------------
June 26, 1992**
 to August 31, 1992............ $  8,539,531  $ 7,129,135    $0.11    $(19,306,330)  $ (0.30)  $(12,177,195)   $(0.19)
November 30, 1992..............   16,580,937   12,842,733     0.21     (22,483,352)    (0.36)    (9,640,619)    (0.15)
February 28, 1993..............   14,278,323   10,642,860     0.17     (31,400,517)    (0.50)   (20,757,657)    (0.33)
May 31, 1993...................   13,647,042   10,562,767     0.17      (5,780,313)    (0.09)     4,782,454      0.08
August 31, 1993................   11,325,312    8,412,983     0.13     (27,675,828)    (0.44)   (19,262,845)    (0.31)
November 30, 1993..............   18,307,264   15,895,853     0.25     (44,953,480)    (0.70)   (29,057,627)    (0.45)
February 28, 1994..............   14,880,602   12,231,574     0.19      12,367,705      0.20     24,599,279      0.39
May 31, 1994...................   15,469,465   12,626,698     0.20      17,800,528      0.28     30,427,226      0.48
August 31, 1994................    7,142,378    9,904,737     0.16     (36,250,648)    (0.57)   (26,345,911)    (0.41)
November 30, 1994..............   17,379,627    8,190,924     0.13      42,523,788      0.67     50,714,712      0.80
February 28, 1995..............   12,898,232    9,029,349     0.14       6,995,260      0.11     16,024,609      0.25
May 31, 1995...................   12,240,737    7,744,298     0.12      14,747,914      0.24     22,492,212      0.36
August 31, 1995................   12,848,385    8,727,012     0.14     (12,253,807)    (0.19)    (3,526,795)    (0.05)
November 30, 1995..............   11,433,972    6,825,146     0.11     (15,999,089)    (0.26)    (9,173,943)    (0.15)
February 29, 1996..............   12,730,201    8,716,948     0.14     (13,968,641)    (0.22)    (5,251,693)    (0.08)
May 31, 1996...................   12,153,474    8,523,188     0.13     (26,191,953)    (0.41)   (17,668,765)    (0.28)
August 31, 1996................   10,994,972    7,631,546     0.12           9,748      0.00      7,641,294      0.12
November 30, 1996..............   10,505,729    7,350,161     0.13      15,350,953      0.23     22,701,114      0.36
February 28, 1997..............   10,831,594    7,618,503     0.12      (8,866,675)    (0.14)    (1,248,172)    (0.02)
May 31, 1997...................   10,465,870    7,325,626     0.12      (3,545,553)    (0.06)     3,780,073      0.06
August 31, 1997................   10,378,734    7,001,939     0.11       7,787,460      0.12     14,789,399      0.23
November 30, 1997..............   10,770,774    7,254,782     0.12       4,168,916      0.07     11,423,698      0.19

 * Excludes net effect of shares repurchased.

** Commencement of investment operations.


                                     DIVIDENDS AND
                                     DISTRIBUTIONS      SHARE PRICE
                                 ---------------------  ------------
QUARTER ENDED                      AMOUNT    PER SHARE  HIGH     LOW
-------------------------------
June 26, 1992**
 to August 31, 1992............  $ 4,219,485   $0.07    $10 3/8  $10
November 30, 1992..............   12,658,452    0.20     10 3/4   8 7/8
February 28, 1993..............   12,658,452    0.20     10       9
May 31, 1993...................   12,658,452    0.20      9 3/4   8 3/4
August 31, 1993................   11,861,350    0.19      8 7/8   7 1/2
November 30, 1993..............    9,356,249    0.15      8 1/4   6 3/8
February 28, 1994..............    8,299,440    0.13      7       6 1/4
May 31, 1994...................    8,296,179    0.13      7 3/8   6 3/4
August 31, 1994................    9,082,485    0.15      7 1/4   6 1/2
November 30, 1994..............    9,472,210    0.15      7       6 3/8
February 28, 1995..............    8,940,494    0.14      7       6 1/2
May 31, 1995...................    8,677,288    0.14      7 3/8   6 5/8
August 31, 1995................    7,888,401    0.12      7 1/2   6 3/4
November 30, 1995..............    7,493,924    0.12      7 1/8   6 1/2
February 29, 1996..............    7,493,976    0.12      6 7/8   6 3/8
May 31, 1996...................    7,493,890    0.12      6 5/8   6
August 31, 1996................    7,493,949    0.12      6 1/2   6 1/8
November 30, 1996..............    7,489,268    0.12      6 5/8   6 1/4
February 28, 1997..............    7,430,297    0.12      6 5/8   6 3/8
May 31, 1997...................    6,863,056    0.11      6 1/2   6 3/8
August 31, 1997................    6,574,399    0.11      6 13/16 6 1/2
November 30, 1997..............    6,568,890    0.10      6 7/8   6 11/16

 * Excludes net effect of share
** Commencement of investment operations

--------------------------------------------------------------------------------


INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.
One Liberty Plaza
165 Broadway, 36th Floor
New York, New York 10006-1404
FOR GENERAL INFORMATION ABOUT THE TRUST:
(800) HYPERION

TRANSFER AGENT

BOSTON EQUISERVE, L.P.
Investor Relations Department
P.O. Box 8200
Boston, Massachusetts 02266-8200
FOR SHAREHOLDER SERVICES:
(800) 426-5523

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
Two World Financial Center
New York, New York 10281-1438

LEGAL COUNSEL

SULLIVAN & WORCESTER LLP
1025 Connecticut Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

------------------------------------------------------

OFFICERS & DIRECTORS

------------------------------------------------------

Kenneth C. Weiss
Chairman

Lewis S. Ranieri
Director

Garth Marston*
Director

Rodman L. Drake*
Director

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Patricia A. Botta
Vice President

* Audit Committee Members


------------------------------------------------------

                        [LOGO]

------------------------------------------------------

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.


                         HYPERION 1999 TERM TRUST, INC.
                               One Liberty Plaza
                            165 Broadway, 36th Floor
                            New York, NY 10006-1404

                                ANNUAL REPORT

                              NOVEMBER 30, 1997

                                 [ARTWORK]